Exhibit 99.02

CADENCE REPORTS THIRD QUARTER 2016
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY

October 24, 2016
Q3 2016 Key Takeaways
• Good financial results with revenue and profitability meeting or exceeding expectations.
• Repurchased 9.6 million shares of stock for $240 million, representing approximately 3% of shares outstanding as of July 2, 2016.
• Maintained 2016 outlook midpoints for revenue, bookings, operating margin and operating cash flow.
FY 2016 Outlook
• Revenue: $1.810 - $1.820 billion.
• GAAP operating margin: approximately 14%.
• Non-GAAP operating margin: approximately 26%.
• GAAP EPS: $0.74 - $0.76.
• Non-GAAP EPS $1.19 - $1.21.
• Operating cash flow: $380 - $420 million.

Q4 2016 Outlook
• Revenue : $463 - $473 million.
• GAAP operating margin: approximately 15%.
• Non-GAAP operating margin: approximately 27%.
• GAAP EPS: $0.18 - $0.20.
• Non-GAAP EPS: $0.32 - $0.34.

Financial Results Webcast
Our Q3 2016 financial results webcast will begin October 24, 2016 at 2:00 p.m. (Pacific) / 5:00 p.m. (Eastern). The webcast may be accessed at www.cadence.com/cadence/investor_relations.
An archive of the webcast will be available on October 24, 2016 until 5:00 p.m. (Pacific) / 8:00 p.m. (Eastern) on December 16, 2016.
Q3 2016 KEY METRICS

• Revenue $446 million.
• GAAP operating margin 15%.
• Non-GAAP operating margin 26%.
• GAAP EPS $0.23.
• Non-GAAP EPS $0.30.
• Operating cash flow $84 million.
• Cash and short-term Investments $533 million.
• Total debt $700 million.
• DSO 34 days, down 1 day.

October 24, 2016	Cadence Q3 2016 Financial Results	1

Cadence Design Systems, Inc.

Fiscal Year 2016 Financial Outlook

		Previous	Current
	FY 2015A	FY 2016E	FY 2016E

Total Bookings ($ Billion)	$1.902	$2.020 - $2.080	$2.030 - $2.070
Y/Y Growth	7%	6% - 9%	7% - 9%

Average Contract Life (Years)	2.58	~2.6	~2.6

Recurring Revenue	>90%	>90%	>90%

Total Revenue ($ Billion)	$1.702	$1.800 - $1.830	$1.810 - $1.820
Y/Y Growth	8%	6% - 8%	6% - 7%

Revenue from Beginning Backlog	~70%	~70%	~70%

GAAP Operating Margin	16.8%	~15%	~14%

Non-GAAP Operating Margin	26.7%	~26%	~26%

Non-GAAP Other Income & Exp ($ Million)	$(12.3)	($20) - ($14)	($18) - ($15)

Non-GAAP Tax Rate	23%	23%	23%

Weighted Average Diluted Shares Outstanding (Million)	312.3	288 - 294	289 - 293

GAAP EPS	$0.81	$0.70 - $0.76	$0.74 - $0.76

Non-GAAP EPS	$1.09	$1.17 - $1.23	$1.19 - $1.21
Y/Y Growth	16%	7% - 13%	9% - 11%

Cash Flow from Operations ($ Million)	$378.2	$380 - $420	$380 - $420

DSO	35	30 - 35	30 - 35

Capital Expenditures ($ Million)	$44.8	~$50	~$50

Fourth Quarter 2016 Financial Outlook

			Current
	Q4 2015A	Q3 2016A	Q4 2016E

Total Revenue ($ Million)	$441.1	$446.2	$463 - $473
Q/Q Growth	2%	(2%)	4% - 6%
Y/Y Growth	4%	3%	5% - 7%

GAAP Operating Margin	19%	15%	~15%

Non-GAAP Operating Margin	29%	26%	~27%

GAAP EPS	$0.26	$0.23	$0.18 - $0.20

Non-GAAP EPS	$0.31	$0.30	$0.32 - $0.34
Q/Q Growth	11%	3%	7% - 13%
Y/Y Growth	15%	7%	3% - 10%

October 24, 2016	Cadence Q3 2016 Financial Results	2

Cadence Design Systems, Inc.

Third Quarter Financial Results
Revenue

(In Thousands)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Product & Maintenance	$396,867	$413,489	$411,744	$419,963	$415,370
Services	36,896	27,590	36,118	33,058	30,850
Total Revenue	$433,763	$441,079	$447,862	$453,021	$446,220
Y/Y Growth	8%	4%	9%	9%	3%

Revenue Mix by Geography

(% of Total Revenue)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Americas	48%	48%	49%	47%	46%
Asia	25%	25%	22%	24%	27%
Europe, Middle East and Africa	18%	17%	19%	20%	19%
Japan	9%	10%	10%	9%	8%
Total	100%	100%	100%	100%	100%

Revenue Mix by Product Group

(% of Total Revenue)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Functional Verification	23%	25%	26%	27%	24%
Digital IC Design and Signoff	28%	28%	30%	27%	28%
Custom IC Design	26%	25%	25%	26%	27%
System Interconnect and Analysis	10%	10%	9%	10%	10%
IP	13%	12%	10%	10%	11%
Total	100%	100%	100%	100%	100%

Contract Duration

(Years)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Weighted Average Contract Life	2.4	2.8	2.7	2.7	2.5

•	Expect approximately 2.6 years for 2016.

Total Costs and Expenses

(In Thousands)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Total GAAP Costs & Expenses	$355,862	$359,239	$389,826	$386,115	$379,378
Y/Y Growth	3%	3%	8%	14%	7%
Total Non-GAAP Costs & Expenses	$316,208	$315,319	$333,444	$338,201	$332,035
Y/Y Growth	9%	4%	6%	13%	5%

October 24, 2016	Cadence Q3 2016 Financial Results	3

Cadence Design Systems, Inc.

Operating Margin

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

GAAP Operating Margin	18.0%	18.6%	13.0%	14.8%	15.0%
Non-GAAP Operating Margin	27.1%	28.5%	25.5%	25.3%	25.6%

Earnings Per Share

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

GAAP Net Income Per Share	$0.25	$0.26	$0.17	$0.17	$0.23
Y/Y Growth	108%	24%	42%	(11)%	(8)%
Non-GAAP Net Income Per Share	$0.28	$0.31	$0.28	$0.29	$0.30
Y/Y Growth	8%	15%	22%	7%	7%

Total DSO

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

DSO	28	35	32	35	34

•	Our DSO target for 2016 is 30 - 35 days.

•	Note that DSO were 34 days, down 1 day from Q2.

•
The 6 day increase in DSO, and the 13 million increase in long-term receivables, over Q3 2015, are both due to the increase in hardware leases associated with the increase in hardware sales since Q3 2015.

Balance Sheet and Cash Review

Cash Flow from Operating Activities

(In Thousands)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Net Cash from Operating Activities	$86,907	$122,851	$83,191	$80,366	$84,460

Capital Expenditures

(In Thousands)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Capital Expenditures	$10,026	$10,715	$12,116	$16,171	$14,165

•	Capital expenditures for 2016 are expected to be approximately $50 million.

Cash and Short-Term Investments

(In Thousands)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Cash and Short-Term Investments	$711,195	$711,184	$906,717	$704,318	$532,836

•	Approximately 32 percent of our cash and short-term investments were in the U.S. at quarter-end.

October 24, 2016	Cadence Q3 2016 Financial Results	4

Cadence Design Systems, Inc.

Stock Repurchase

(In Thousands, Except Share Price)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Share Repurchase	$120,059	$120,054	$240,000	$240,100	$240,096
Number of Shares	5,856	5,510	11,556	10,026	9,596
Average Share Price	$20.50	$21.79	$20.77	$23.95	$25.02

•	Since Q3 of 2015, under current repurchase program, Cadence has repurchased a total of 42.5 million shares for $960 million, representing approximately 15% of shares outstanding on July 4, 2015.

Employees

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

Headcount	6,567	6,664	6,786	6,945	7,113

•	Headcount increased by 168 positions from Q2 to Q3 due to hiring in R&D and technical field positions.

October 24, 2016	Cadence Q3 2016 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect the reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

Cadence and the Cadence logo are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

October 24, 2016	Cadence Q3 2016 Financial Results	6

Cadence Design Systems, Inc.

APPENDIX
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Thousands)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

GAAP total costs and expenses	$355,862	$359,239	$389,826	$386,115	$379,378

Reconciling items to non-GAAP total costs & expenses
Amortization of acquired intangibles	(15,794)	(15,826)	(16,443)	(15,083)	(14,482)
Stock-based compensation expense	(24,117)	(24,660)	(24,632)	(25,356)	(29,998)
Non-qualified deferred compensation (expenses) credits	1,508	(575)	83	(359)	(921)
Restructuring and other (charges) credits	(303)	(347)	(14,586)	74	(101)
Acquisition and integration-related costs	(948)	(1,596)	(804)	(7,190)	(1,841)
Special charges *	—	(916)	—	—	—
Non-GAAP total costs and expenses†	$316,208	$315,319	$333,444	$338,201	$332,035

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

October 24, 2016	Cadence Q3 2016 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as Percent of Total Revenue to Non-GAAP Operating Margin as Percent of Total Revenue

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Forecast Q4 2016

GAAP operating margin as percent of total revenue	18%	19%	13%	15%	15%	~15%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	4%	4%	3%	3%	3%
Stock-based compensation expense	5%	6%	6%	6%	7%	6%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	0%
Restructuring and other charges (credits)	0%	0%	3%	0%	0%	3%
Acquisition and integration-related costs	0%	0%	0%	1%	1%	0%
Special charges *	0%	0%	0%	0%	0%	0%
Non-GAAP operating margin as percent of total revenue†	27%	29%	26%	25%	26%	~27%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

	2014	2015	Forecast 2016

GAAP operating margin as percent of total revenue	13%	17%	~14%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	4%	3%
Stock-based compensation expense	5%	5%	6%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%
Restructuring and other charges	0%	0%	2%
Acquisition and integration-related costs	2%	1%	1%
Special charges *	1%	0%	0%
Non-GAAP operating margin as percent of total revenue†	25%	27%	~26%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of costs related to a voluntary retirement program and executive severance costs.

October 24, 2016	Cadence Q3 2016 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Forecast Q4 2016

Diluted net income per share on a GAAP basis	$0.25	$0.26	$0.17	$0.17	$0.23	$0.18 - $0.20
Amortization of acquired intangibles	0.05	0.05	0.05	0.05	0.05	0.05
Stock-based compensation expense	0.08	0.08	0.08	0.09	0.10	0.11
Non-qualified deferred compensation expenses (credits)	(0.01)	—	—	—	—	—
Restructuring and other charges (credits)	—	—	0.05	—	—	0.04
Acquisition and integration-related costs	—	0.01	—	0.02	0.01	—
Special charges *	—	—	—	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	—	—	(0.01)	—	—	—
Income tax effect of non-GAAP adjustments	(0.09)	(0.09)	(0.06)	(0.04)	(0.09)	(0.06)
Diluted net income per share on a non-GAAP basis †	$0.28	$0.31	$0.28	$0.29	$0.30	$0.32 - $0.34

Shares used in calculation of diluted net income per share - GAAP ***	313,186	310,512	303,434	295,201	287,473
Shares used in calculation of diluted net income per share - non-GAAP ***	313,186	310,512	303,434	295,201	287,473

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

*** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

October 24, 2016	Cadence Q3 2016 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2012	2013	2014	2015	Forecast 2016

Diluted net income per share on a GAAP basis	$1.57	$0.56	$0.52	$0.81	$0.74 - $0.76
Amortization of acquired intangibles	0.10	0.15	0.20	0.21	0.21
Stock-based compensation expense	0.17	0.23	0.27	0.30	0.37
Non-qualified deferred compensation expenses (credits)	0.02	0.01	0.01	—	—
Restructuring and other charges	—	0.06	0.03	0.01	0.09
Acquisition and integration-related costs	0.03	0.11	0.08	0.03	0.04
Special charges *	—	—	0.04	—	—
Amortization of debt discount on convertible notes	0.07	0.08	0.06	0.02	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Income tax benefit due to a release of an uncertain tax position	—	(0.11)	—	—	—
Income tax benefit of valuation allowance release	(0.78)	—	—	—	—
Income tax benefit of State of California settlement	(0.13)	—	—	—	—
Acquisition-related income tax benefit	(0.05)	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.21)	(0.21)	(0.26)	(0.28)	(0.25)
Diluted net income per share on a non-GAAP basis †	$0.77	$0.86	$0.94	$1.09	$1.19 - $1.21

Shares used in calculation of diluted net income per share - GAAP ***	280,667	294,564	306,775	312,302
Shares used in calculation of diluted net income per share - non-GAAP ***	280,667	294,564	306,775	312,302

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of costs related to a voluntary retirement program and executive severance costs.

** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

*** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

October 24, 2016	Cadence Q3 2016 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

		Previous	Current
(In Millions)	FY 2015A	FY 2016E	FY 2016E

GAAP total other income and expense	$(17.8)	$(17) - $(11)	$(14) - $(11)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(2.0)	(3)	(4)
Amortization of debt discount on convertible notes	(7.5)	—	—
Non-GAAP total other income and expense†	$(12.3)	$(20) - $(14)	$(18) - $(15)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

October 24, 2016	Cadence Q3 2016 Financial Results	11